UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2006

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO		80202-1132

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events

          On September 14, 2006, Stanley Dempsey, Executive Director of Royal Gold, Inc. established a Rule 10b5-1 Sales Plan (the “Plan”) with a brokerage firm, to sell shares of Royal Gold, Inc.’s common stock pursuant to the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended.  Under the Plan, 7,500 shares of Royal Gold common stock will be sold, on the seventh trading day of every month, provided that the price per share is at or above a set price, until the earlier to occur of the date in which 90,000 shares have been sold pursuant to the Plan or January 1, 2008, or as otherwise specified in the Plan.

Item 9.01          Financial Statements and Exhibits

(d)          Exhibits

               Exhibit 99.1          Rule 10b5-1 Sales Plan for Stanley Dempsey

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

	By:	/s/ Karen Gross

	Name:	Karen Gross
	Title:	Vice President & Corporate Secretary

Dated: September 15, 2006

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Rule 10b5-1 Sales Plan for Stanley Dempsey